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                                                                       EXHIBIT B
                                                                 to SCHEDULE 13D
                                POWER OF ATTORNEY

        The undersigned hereby agree to appoint David S. Brosgol, Esq., and Michael E. Singer, Esq., each with full power of substitution, as its attorney-in-fact for the specific purpose of executing on its behalf any
Schedule 13Ds, 13Gs, and amendments thereto for filing with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1(f).

        IN WITNESS WHEREOF, the parties hereto have caused this Power of Attorney to be duly executed as of January 8, 2001.

                                    By:     /s/  David S. Brosgol, Esq.
                                            ---------------------------
                                            Name:  David S. Brosgol

                                    By:     /s/  Michael E. Singer, Esq.
                                            ----------------------------
                                            Michael E. Singer, Esq.

                                    WEISS, PECK & GREER, LLC

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name: Benjamin J. Taylor
                                            Title:  Managing Director

                                    WPG SOFTWARE FUND, L.P

                                    By:     WEISS, PECK & GREER, LLC
                                            its General Partner

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name: Benjamin J. Taylor
                                            Title:  Managing Director

                                    WPG RAYTHEON SOFTWARE FUND, L.P

                                    By:     WEISS, PECK & GREER, LLC
                                            its General Partner


                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name: Benjamin J. Taylor
                                            Title:  Managing Director



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                                    WPG INSTITUTIONAL SOFTWARE FUND, L.P

                                    By:     WEISS, PECK & GREER, LLC
                                            its General Partner


                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name: Benjamin J. Taylor
                                            Title:  Managing Director

                                    BENJAMIN J. TAYLOR

                                    By:     /s/  Benjamin J. Taylor
                                            -----------------------------
                                            Name:  Benjamin J. Taylor